UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2017

Patriot National, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida

(Address of Principal Executive Offices)

(954) 670-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2017, Patriot National, Inc. (the “Company”) received written consents signed by Steven M. Mariano, Steven Mariano Trust, Guarantee Insurance Company, Blue Ridge Insurance Company, LLC and Guarantee Insurance Group, Inc., which collectively hold of record at least a majority in voting power of all outstanding shares of the Company, removing Michael Purcell from the Board of Directors of the Company (the “Board”) and appointing Terry Coleman and Glenn Hibler to the Board, effective immediately. Mr. Coleman will serve as a Class III director and Mr. Hibler will serve as a Class II director.

On April 26, 2017, the Board appointed Ernest Csiszar to the Board, effective immediately, to fill the vacancy. Mr. Csiszar will serve as a Class III director.

On April 26, 2017, Jeff Rohr resigned from the Board, effective immediately.

On April 27, 2017, the Board appointed Messrs. Hibler and Csiszar to the Audit Committee; Messrs. Coleman and Hibler to the Compensation Committee; and Mr. Coleman to the Nominating and Corporate Governance Committee. Mr. Csiszar was appointed as the chairman of the Audit Committee; Mr. Hibler was appointed as the chairman of the Compensation Committee; and Mr. Coleman was appointed as the chairman of the Nominating and Corporate Governance Committee.

The Board has determined that Messrs. Coleman, Csiszar, and Hibler each meet all applicable independence requirements to serve on such committees, including those set forth in the Company’s Corporate Governance Guidelines, under New York Stock Exchange rules and under the rules and regulations of the Securities and Exchange Act of 1934, as amended.

Messrs. Coleman, Csiszar and Hibler will each receive a pro rata portion of the Company’s standard compensation for service on the Board. In 2016, each of our non-employee directors was entitled to director compensation of (i) a cash retainer of $70,000, payable quarterly and (ii) an equity award of $70,000 under the Company’s 2014 Omnibus Incentive Plan. The Company may reimburse directors for any reasonable expenses incurred by them in connection with their service as directors.

The Company expects each of Messrs. Coleman, Csiszar and Hibler to enter into the standard director indemnification agreement that the Company has with its directors. A copy of a substantially similar form of the indemnification agreement is filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed on December 15, 2014 (File No. 333-200972).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

By:	/s/ Thomas Shields
Name:	Thomas Shields
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Date: April 27, 2017